CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
CONSOLIDATED BALANCE SHEETS
Accounts receivable trade, allowance	$ 47,126	$ 40,293
Advances to suppliers - current, allowance	5,822	5,845
Advances to suppliers - non-current, allowance	$ 13,860	$ 13,855
Common share, par value (in dollars per share)	$ 0	$ 0
Common shares, shares issued (in shares)	64,022,678	59,820,384
Common shares, shares outstanding (in shares)	64,022,678	59,820,384